Exhibit 10.2

This instrument prepared by:

Mark A. Jacobs, Esq

Bergman and Jacobs, P.A.

2001 Hollywood Boulevard, Suite 200

Hollywood, Fl. 33020

DOCUMENTARY STAMPS ON THE NOTE AND INTANGIBLE TAX ON THE MORTGAGE IN THE AMOUNTS REQUIRED BY LAW HAVE BEEN PAID IN FULL UPON THE OCCASION OF THE MAKING OF THE ORIGINAL NOTE AND IN CONNECTION WITH THE RECORDATION OF THAT CERTAIN MORTGAGE RECORDED IN O.R. BOOK 6218 AT PAGE 4333 OF THE PUBLIC RECORDS OF ORANGE COUNTY, FLORIDA. DOCUMENTARY STAMPS ON THE FUTURE ADVANCE IN THE PRINCIPAL AMOUNT OF $7,246,111.89 ARE ATTACHED HERETO.

FUTURE ADVANCE, NOTE AND MORTGAGE MODIFICATION AGREEMENT

THIS FUTURE ADVANCE, NOTE AND MORTGAGE MODIFICATION AGREEMENT (“AGREEMENT”), is made and entered into this      day of October, 2008, by and between: POST, BUCKLEY, SCHUH & JERNIGAN, INC., a Florida corporation, whose address is: 5300 West Cypress Street, Suite 200, Tampa, Fl. 33607 (the “MORTGAGOR” or “BORROWER”) as MORTGAGOR and BORROWER; and SUNTRUST BANK, a State Bank organized under the laws of Georgia, (the “MORTGAGEE” or “LENDER”), as MORTGAGEE and SECURED PARTY, whose address is 777 Brickell Avenue, Miami, Florida 33131.

RECITALS:

A. BORROWER executed the following promissory notes:

i) that certain Promissory Note dated March 19, 2001 in the original principal amount of $9,000,000.00 (“Note”).

(All promissory notes as referenced herein and all other notes executed in accordance with this Agreement are collectively hereinafter referred to as the “NOTES” except as otherwise referenced)

B. As security for the Note, the BORROWER executed and delivered to LENDER the following documents:

1) that certain MORTGAGE, SECURITY AGREEMENT AND ASSIGNMENT OF LEASES, RENTS AND PROFITS (“MORTGAGE”) dated March 19, 2001, recorded March 21, 2001, in Official Records Book 6218 at Page 4333 of the Public Records of Orange County, Florida.

2) The said Note is further secured by or subject to the terms and conditions set forth in an Assignment of Leases, Rents, and Profits dated March 19, 2001, recorded March 21, 2001, in Official Records Book 6218 at Page 4368 of the Public Records of Orange County, Florida and certain UCC-1 Financing Statements filed with the Clerk of the Circuit Court recorded March 21, 2001 in Official Records Book 6218 at Page 4376 of the Public Records of Orange County, Florida, as renewed on November 2, 2005 recorded in Official Records Book 8282 at Page 4584 of the Public Records of Orange County, Florida and other related loan documents.

3) The MORTGAGE and the Related Security Documents secure payment of the Note and all Modifications and extensions thereto and encumber the property (the “PROPERTY”) as described in the MORTGAGE.

(All of the loan documents as set forth in this Section B are collectively referred to as the “Related Security Documents”)

C. BORROWER is the owner of the PROPERTY as described on Exhibit “A” attached hereto encumbered by the MORTGAGE and LENDER is the owner and holder of the Note and MORTGAGE and is the SECURED PARTY under said documents and the Related Security Documents.

D. The total principal amount evidenced by the Note, as of the date hereof, is: $6,353,888.11.

E. The BORROWER has requested from the LENDER a Future Advance Loan (“FUTURE ADVANCE”) under the terms of the MORTGAGE in the amount of SEVEN MILLION TWO HUNDRED FORTY SIX THOUSAND ONE HUNDRED ELEVEN DOLLARS AND EIGHTY NINE CENTS ($7,246,111.89) which will be evidenced by a Future Advance Promissory Note (“Future Advance Promissory Note”). The Future Advance Promissory Note will be secured by the MORTGAGE and Related Security Documents. The Future Advance Promissory Note and the Note will be consolidated and renewed and evidenced by a Consolidated Renewal Promissory Note (“Consolidated Renewal Promissory Note”) in the principal amount of THIRTEEN MILLION SIX HUNDRED THOUSAND DOLLARS ($13,600,000.00), which shall be the operative promissory note.

F. BORROWER has requested that LENDER:

a) provide a FUTURE ADVANCE in the amount of $7,246,111.89;

b) modify certain terms and conditions of the MORTGAGE and Related Security Documents;

c) modify, renew and consolidate the Note with the Future Advance Promissory Note;

d) have all parties confirm and reaffirm the lien and validity of the MORTGAGE and the Related Security Documents.

AGREEMENT:

NOW, THEREFORE, in consideration of the covenants and agreements hereinafter set forth and for Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which each party acknowledges, the parties hereto do hereby agree as follows:

1. The recitals hereinabove contained are true and correct, affirmed and are made a part hereof and incorporated herein by reference.

2. This Agreement evidences a future advance (“FUTURE ADVANCE”) made by the LENDER pursuant to the future advance provision of the MORTGAGE referred to hereinabove. It is agreed that this future advance is evidenced by the Future Advance Promissory Note in the principal amount of $7,246,111.89. The Future Advance Promissory Note shall be secured by the above described MORTGAGE and Related Security Documents. The BORROWER agrees to pay the indebtedness in accordance with the terms of the Future Advance Promissory Note and any renewals, modifications, extensions or consolidations thereof.

3. The Future Advance Promissory Note and the Note will be consolidated and renewed and will be evidenced by the Consolidated Renewal Promissory Note in the principal amount of $13,600,000.00. The BORROWER agrees to pay the indebtedness in accordance with the terms of the Consolidated Renewal Promissory Note and any renewals, modifications, extensions or consolidations thereto.

4. The BORROWER does hereby grant, bargain, sell alien, remise, release, convey and confirm unto the LENDER as security for the Consolidated Renewal Promissory Note and all other notes referenced herein, the PROPERTY described in Exhibit “A” attached hereto encumbered by the MORTGAGE.

5. BORROWER does hereby fully warrant the title to the PROPERTY and to each part thereof and will defend the same against the claims of all persons whomsoever. BORROWER hereby covenants that said LENDER has a valid first lien on the PROPERTY described in Exhibit “A” and that the BORROWER is indefeasibly seized of the fee simple title thereto.

6. The BORROWER and LENDER further agree that the MORTGAGE shall secure in addition to the NOTES and other matters as set forth in the MORTGAGE, all “Financial Contract Obligations”, as hereinafter defined.

“Financial Contract Obligations” shall means any indebtedness, liabilities, or obligations now existing or hereafter arising, due or to become due, absolute or contingent, of the Borrower to the Lender or any subsidiary or related entity of the Lender arising out of or in connection with (i) the Commitment Letter, the Note or any of the Loan Documents, and (ii) any other agreements, documents (or oral agreement or by operation of law and whether or not evidenced by promissory notes or by other evidences of Indebtedness or Loan) or instruments heretofore, now or hereafter executed and delivered to the Lender, including , without limitation, obligations under a Financial Contract permitted hereunder. “Financial Contract” shall mean (1) an agreement (including terms and conditions incorporated by reference therein) which is a rate swap agreement, basis swap, forward rate agreement, commodity swap, commodity option, equity or equity index swap, bond option, interest rate option, foreign exchange agreement, rate cap agreement, rate floor agreement, rate collar agreement, currency swap agreement, cross-currency rate swap agreement, currency option, any other similar agreement (including any option to enter into any of the foregoing); (2) any combination of the foregoing; or (3) a master agreement for any of the foregoing together with all supplements.

7. The BORROWER acknowledges the terms of the Financial Covenants as set forth in Section 24 of the MORTGAGE and agrees to fully comply with said Financial Covenants.

8. The MORTGAGE is hereby modified so that the terms and conditions as set forth herein are incorporated therein as if the terms and conditions herein were originally attached to and made a part of the original MORTGAGE and Related Security Documents.

9. BORROWER further confirms that the MORTGAGE and Related Security Documents secure the payment of the NOTES, including but not limited to the Consolidated Renewal Promissory Note having a present outstanding principal indebtedness of BORROWER in favor of LENDER in the amounts as previously set forth herein and which will be paid in accordance with the terms of the said Consolidated Renewal Promissory Note and all extensions, modifications and renewals thereof.

10. Hereinafter all references in the MORTGAGE to the terms “Promissory Note, Note, or Mortgage Note” shall be deemed to refer to and include the terms as set forth in this Agreement and all promissory notes as referenced in this Agreement.

11. Hereinafter in this Agreement, in the MORTGAGE and in the NOTES the term “loan documents” shall collectively refer to the all of the promissory notes as referenced herein, the MORTGAGE, and all modifications thereto as referenced in this Agreement and any and all other documents or instruments executed by BORROWER in connection with this Agreement including the Related Security Documents.

12. BORROWER hereby reaffirms, ratifies and confirms and further states that the MORTGAGE is valid and enforceable and will remain as such during the term evidenced by the Consolidated Renewal Promissory Note and all subsequent modification, extensions and renewals thereto.

13. BORROWER acknowledges, agrees, represents and confirms to LENDER that:

a) the loan documents are valid and binding upon BORROWER and enforceable in accordance with the respective terms thereof.

b) the MORTGAGE constitutes a valid and existing First Mortgage lien upon the property located in Orange County, Florida as described in Exhibit “A”.

c) there are no defenses, set offs, counterclaims, cross actions or equities in favor of BORROWER to or against the enforcement of the loan documents.

d) no payments of interest or any other charges have been made to LENDER or to any prior owner or holder of the loan documents, or paid by BORROWER in connection with the loan evidenced by the loan documents which would result in the computation or earning of interest in excess of the maximum legal rate of interest which is legally permitted under the laws of the State of Florida, or Federal law, in effect from time to time whichever is the highest.

e) LENDER is under no obligation to grant or to make any further or additional loans to BORROWER or to further amend or modify any of the loan documents.

f) all of the loan documents are hereby ratified, confirmed and approved in all respects.

g) The PROPERTY is commercial property.

14. BORROWER warrants and represents unto the LENDER that all real estate taxes on the PROPERTY have been paid through and including the year 2007.

15. The parties hereto agree that, except as herein otherwise modified, all of the terms, covenants and conditions of the NOTES, Future Advance Promissory Note, Consolidated Renewal Promissory Note, the MORTGAGE, the Loan Documents and Related Security Documents shall remain in full force and effect.

16. If default occurs under this Agreement, the MORTGAGE, Consolidated Renewal Promissory Note or under any other document executed in connection with any of the foregoing instruments or if BORROWER shall be in default under that certain loan from Bank of America which is not cured within the applicable cure period, then, in that event, the indebtedness evidenced by the said NOTES and secured as aforesaid, together with any and all accrued and unpaid interest and all other sums due thereunder, shall, at the option of LENDER become due and payable without notice to BORROWER, after applicable grace periods as set forth in the MORTGAGE and Related Security Documents. Failure to exercise this option shall not constitute a waiver of the LENDER’S right to exercise this option in the event of a subsequent default. A default under this Agreement shall have occurred when a default exists under any of the aforesaid documents or under any other document executed in connection with this Agreement, which remains uncured after any applicable cure period.

17. It is the intent of the parties hereto that this Agreement shall not constitute a novation and shall, in no way, adversely affect the lien priority created by the MORTGAGE. In the event that this instrument or any part hereof shall be construed by a court of competent jurisdiction as operating to effect the lien priority of the MORTGAGE over claims which would otherwise be subordinate thereto, then to the extent that the modifications are so construed to create an additional charge or burden upon the real property encumbered by the MORTGAGE and to the extent that third persons acquiring an interest in such PROPERTY between the time of recording of the MORTGAGE and the recording hereof are prejudiced thereby, this instrument or such portion hereof as shall be construed, shall be void and of no force or effect and this instrument shall constitute, as to the advance, a third lien on the PROPERTY, incorporating by reference the terms of the MORTGAGE, in which event the MORTGAGE shall be enforced pursuant to the terms therein contained, independent of this instrument; provided, however, that notwithstanding the foregoing, the parties hereto, as between themselves, shall be bound by all the terms and conditions hereof until all indebtedness owing from the MORTGAGOR to the LENDER shall have been paid in full.

18. USA PATRIOT ACT. BORROWER warrants and represents to LENDER that neither the BORROWER nor any affiliate thereof, is identified in any list of known or suspected terrorists published by any United States government agency, (individually, as each such list may be amended or supplemented from time to time, referred to as a “Blocked Persons Lists”) including, without limitation, (i) the annex to Executive Order 13224 issued on September 23, 2001 by the President of the United States, and (ii) the Specially Designated Nationals List published by the United States Office of Foreign Assets Control.

19. TRANSFER OF LOAN: The LENDER may at any time, sell, transfer or assign the Note, the Security Instrument and the other Loan Documents, and any and all servicing rights with respect thereto, or grant participations therein or issue mortgage pass through certificates or other securities evidencing a beneficial interest in a rated or unrated public offering or private placement (the “Securities”). LENDER may forward to each purchaser, transferee, assignee, participant, investor in such Securities or any Rating Agency (as hereinafter defined) rating such securities (collectively the “Investor”) and each prospective Investor, all documents and information which LENDER now has or may hereafter acquire relating to the Debt and to Borrower, any Guarantor and the Property, whether furnished by Borrower, any Guarantor or otherwise, as LENDER determines necessary or desirable. The term “Rating Agency” shall mean each statistical rating agency that has assigned a rating to the Securities.

20. BORROWER AND LENDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION BASED HEREON OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH OR ANY COURSE OR CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EITHER PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDER EXTENDING CREDIT TO THE BORROWER.

21. This Agreement shall be binding upon and shall inure to the benefit of, the respective heirs, successors and assigns of the parties hereto.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

BORROWER:

POST, BUCKLEY, SCHUH & JERNIGAN, INC.
a Florida corporation

/s/ Candace M. Cochrane	By:	/s/ Donald J. Vrana
Witness Signature		DONALD J. VRANA
Print: Candace M. Cochrane	As its:	Senior Vice President and
Chief Financial Officer
/s/ Heathes Madonna
Witness Signature
Print: Heathes Madonna

STATE OF FLORIDA	)
COUNTY OF HILLSBOROUGH	)

The foregoing instrument was acknowledged before me this 28th day of October, 2008, by DONALD J. VRANA, as Senior Vice President and Chief Financial Officer of POST, BUCKLEY, SCHUH & JERNIGAN, INC., a Florida Corporation, on behalf of the corporation. He/she (    ) is personally known to me or (    ) has produced as identification a                                          .

/s/ Monica M. Vazquez
NOTARY PUBLIC, STATE OF FLORIDA
Print Name:
Commission Number: DD735464

LENDER:

SUNTRUST BANK

By:
Witness Signature		CRISTINA R. di MAURO
Print	As its:	Vice President

Witness Signature
Print

STATE OF FLORIDA	)
COUNTY OF MIAMI-DADE	)

The foregoing instrument was acknowledged before me this      day of October, 2008, by CRISTINA R. di MAURO, as Vice President of SUNTRUST BANK, on behalf of the bank. He (    ) is personally known to me or (    ) has produced                      as identification.

NOTARY PUBLIC, STATE OF FLORIDA
Print Name:

Commission Number:

12